                                                                   EXHIBIT 10.54

                              FIFTEENTH AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
               BEVERLY HEALTH AND REHABILITATION SERVICES, INC.,
                    THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                           THE LENDERS LISTED HEREIN,
                         BANK OF MONTREAL, AS CO-AGENT
                                      AND
                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                          LOS ANGELES AGENCY, AS AGENT

                         dated as of February 12, 1996



                 THIS FIFTEENTH AMENDMENT dated as of February 12, 1996 (this "Amendment"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY HEALTH AND REHABILITATION SERVICES, INC. (formerly known as Beverly California Corporation), a California corporation ("Borrower"), the SUBSIDIARY GUARANTORS listed o the signature pages hereof (together with BEI, the "Guarantors"), the LENDERS listed on the signature pages hereof (such lenders), together with each Person that may or has become a party to the Credit Agreement (as defined below) pursuant to subsection 10.8 thereof, are referred to herein individually as a "Lender" and collectively as the "Lenders"), BANK OF MONTREAL as co-agent for the Lenders (in such capacity, the "Co-Agent"), and THE LONG-TERM CREDIT BANK OF JAPAN, LTD., Los Angeles Agency ("LTCB"), as agent for the Lenders (in such capacity, the ("Agent"). This Amendment amends the Credit Agreement dated March 24, 1992 by and among BEI, Borrower, Co-Agent, Agent and Lenders, as amended by that First Amendment to Credit Agreement dated April 7, 1992 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Second Amendment to Credit Agreement dated as of May 11, 1992 by and among BEI, Borrower, Co- Agent, Agent and the Lenders, as further amended by that Third Amendment to Credit Agreement dated as of March 1, 1993 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fourth Amendment to Credit Agreement dated as of November 1, 1993 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fifth Amendment to Credit Agreement dated as of March 21, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Sixth Amendment to Credit Agreement dated as of April 22, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Seventh Amendment to Credit Agreement dated as of May 2, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Eighth Amendment to Credit Agreement dated as of November 1, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Ninth Amendment to Credit Agreement dated as of November 9, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Tenth Amendment to Credit Agreement dated as of




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December 6, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Eleventh Amendment to Credit Agreement dated as of March 27, 1995 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Twelfth Amendment to Credit Agreement dated as of October 23, 1995 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Thirteenth Amendment to Credit Agreement dated as of September 29, 1995 and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fourteenth Amendment to Credit Agreement dated s of December 7, 1995 by and among BEI, Borrower, Co-Agent, Agent and the Lenders (said Credit Agreement, as so amended, the "Credit Agreement"), as set forth herein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS


                 WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

         WHEREAS, Lenders, Co-Agent and Agent have agreed to approve such amendments;

         WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

                 NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Co-Agent, Agent and Lenders agree as follows:


                                   AGREEMENT

SECTION 1.       AMENDMENT TO SUBSECTION 5.14 OF THE CREDIT AGREEMENT

                 Subsection 5.14 of the Credit Agreement is hereby amended by restating clause (n) thereof in its entirety as follows:

         "(n) Contingent obligations incurred by Subsidiaries of BEI to guaranty BEI's $180,000,000 Senior Notes due 2006 issued in the first quarter of 1996 substantially in accordance with the terms and conditions set forth in the Prospectus relating thereto dated February 9, 1996 ("Unsecured Senior Notes")'; provided, that $170,000,000 of the aggregate amount of the proceeds of the Unsecured Senior Notes is used on the date of issuance thereof to repay or reimburse the Borrower for paying (1) the Morgan Term Loans in an amount not less than $87,500,000; (2) revolving loans under the Morgan Credit Agreement in an amount not less than $45,750,000; (3) the Notes in an




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         amount  not  less than  $28,000,000  (4)  the Nippon Notes in an amount not less than $8,750,000."


SECTION 2.       REPRESENTATIONS AND WARRANTIES

                 In order to induce Agent, Co-Agent and Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to Agent, Co-Agent and Lenders that:

                 (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

                 (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

                 (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

                 (d) The execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment, by each Loan Party are within the corporate power and authority of each such Loan Party and, as of the Fifteenth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment, as of the Fifteenth Amendment Effective Date, is duly executed and delivered by each of such Loan Parties and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar loss or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Fifteenth Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of BEI and Borrower, enforceable against BEI and Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

                 (e) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (1) violate any provision of any law or any governmental rule or




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regulation applicable to any Loan Party, the Certificate or Articles of
Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party; and

                 (f) The execution and delivery by each Loan Party of this Amendment and the Performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.


SECTION 3.       CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fifteenth Amendment Effective Date")'

                 A. On or before the Fifteenth Amendment Effective Date, BEI, Borrower and each Subsidiary Guarantor shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fifteenth Amendment Effective Date:

                          (i) Signature and incumbency certificates of its officers executing this Amendment certified by its secretary or an assistant secretary; and

                          (ii)    Executed counterparts of this Amendment.

                 B. On or before the Fifteenth Amendment Effective Date, Requisite Lenders shall have delivered to Agent a counterpart of this Amendment originally executed by a duly authorized officer of such Lender of by telex or telephonic confirmation.


SECTION 4.       THE GUARANTIES

                 Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the




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Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations. Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

                 Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all materials respects on and as of the Fifteenth Amendment effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                 Each   Guarantor   acknowledges   and   agrees  that   (i)
notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

SECTION 5.       COUNTERPARTS; EFFECTIVENESS

                 This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of ?Section 1 hereof) shall become effective upon the execution of a counterpart hereof by Requisite Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.




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SECTION 6.       FEES AND EXPENSES

                 Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

SECTION 7.       EFFECT OF AMENDMENT

                 It is hereby agreed that, except as specifically provided herein, this amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

SECTION 8.       APPLICABLE LAW

                 This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with,the laws of the State of New York without regard to principles of conflicts of laws.

                 (Remainder of page intentionally left blank)




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                 WITNESS the due execution hereof by the respective duly
authorized officers of the undersigned as of the date first written above.

                          BEI:

                          BEVERLY ENTERPRISES, INC.


                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------


                          Borrower:


                          BEVERLY HEALTH AND REHABILITATION
                          SERVICES, INC. (formerly known as Beverly
                          California Corporation)


                          By:
                               ----------------------------------
                          Title:
                                  -------------------------------


                          Agent, Co-Agent and Lenders:

                          THE LONG-TERM CREDIT BANK OF JAPAN,
                          LOS ANGELES AGENCY,
                          as Agent and as a Lender


                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------


                          BANK OF MONTREAL,
                          as Co-Agent as a Lender


                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------




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                 WITNESS the due execution hereof by the respective duly
authorized officers of the undersigned as of the date first written above.

                          BEI:

                          BEVERLY ENTERPRISES, INC.



                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------


                          Borrower:


                          BEVERLY HEALTH AND REHABILITATION
                          SERVICES, INC. (formerly known as Beverly
                          California Corporation)


                          By:
                               ----------------------------------
                          Title:
                                  -------------------------------


                          Agent, Co-Agent and Lenders:

                          THE LONG-TERM CREDIT BANK OF JAPAN,
                          LOS ANGELES AGENCY,
                          as Agent and as a Lender


                          By:
                               -----------------------------------
                          Title:  Deputy General Manager
                                  --------------------------------


                          BANK OF MONTREAL,
                          as Co-Agent as a Lender


                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------




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              WITNESS the due execution hereof by the respective duly
authorized officers of the undersigned as of the date first written above.

                          BEI:

                          BEVERLY ENTERPRISES, INC.


                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------


                          Borrower:


                          BEVERLY HEALTH AND REHABILITATION
                          SERVICES, INC. (formerly known as Beverly
                          California Corporation)


                          By:
                               ----------------------------------
                          Title:
                                  -------------------------------


                          Agent, Co-Agent and Lenders:

                          THE LONG-TERM CREDIT BANK OF JAPAN,
                          LOS ANGELES AGENCY,
                          as Agent and as a Lender


                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------


                          BANK OF MONTREAL,
                          as Co-Agent as a Lender


                          By:
                               -----------------------------------
                          Title:       Director
                                  --------------------------------




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                          Lenders:

                          INTERNATIONAL NEDERLANDEN (U.S.)
                          CAPITAL CORPORATION


                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------


                          U.S. NATIONAL BANK OF OREGON


                          By:
                               -----------------------------------
                          Title:
                                  --------------------------------


         The Subsidiary Guarantors:

                          A.B.C. Health Equipment Corp.

                          Alliance Health Services, Inc.

                          Alliance Home Health Care, Inc.

                          Amco Medical Service, Inc.

                          American Transitional Hospitals
                          -- Texas Medical Center, Inc.

                          ATH Clear Lake, Inc.

                          ATH Columbus, Inc.

                          ATH Oklahoma City, Inc.

                          Beverly Assisted Living, Inc.

                          Beverly Enterprises -  Alabama, Inc.

                          Beverly Enterprises - Arkansas, Inc.

                          Beverly Enterprises - Delaware, Inc.




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                          Beverly Enterprises -  District of
                          Columbia, Inc.

                          Beverly Enterprises -  Florida, Inc.

                          Beverly Enterprises - Georgia, Inc.

                          Beverly Enterprises - Iowa, Inc.

                          Beverly Enterprises - Maine, Inc.

                          Beverly Enterprises - Maryland, Inc.

                          Beverly Enterprises - Massachusetts, Inc.

                          Beverly Enterprises - Minnesota, Inc.

                          Beverly Enterprises - Mississippi, Inc.

                          Beverly Enterprises - Missouri, Inc.

                          Beverly Enterprises - Montana, Inc.

                          Beverly Enterprises - Nebraska, Inc.

                          Beverly Enterprises - Nevada, Inc.

                          Beverly Enterprises - New Hampshire,
                          Inc.

                          Beverly Enterprises - New Mexico, Inc.

                          Beverly Enterprises - North Carolina, Inc.

                          Beverly Enterprises - North Dakota, Inc.

                          Beverly Enterprises - Oklahoma, Inc.

                          Beverly Enterprises - Oregon

                          Beverly Enterprises - Rhode Island, Inc.

                          Beverly Enterprises - Vermont, Inc.

                          Beverly Enterprises - Wisconsin, Inc.

                          Beverly Enterprises - Wyoming, Inc.

                          Beverly Enterprises Medical Equipment
                          Corporation




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                          Beverly Enterprises Rehabilitation
                          Corporation

                          Beverly Holdings I, Inc.

                          Beverly Real Estate Holdings, Inc.

                          Beverly Remic Depositor, Inc.

                          Brownstone Pharmacy, Inc.

                          Commercial Management, Inc.

                          DD Wholesale, inc.

                          Dunnington Drug, Inc.

                          Dunnington RX Services of Rhode Island,
                          Inc.

                          Dunnington RX Services of Massachusetts,
                          Inc.

                          Hallmark Convalescent Homes, Inc.

                          Healthcare Prescription Services, Inc.

                          Hospital Facilities Corporation

                          Insta-Care Holdings, Inc.

                          Insta-Care Pharmacy Services Corporation

                          Insurance Software Packages, Inc.

                          Medical Health Industries, Inc.

                          Medview Services, Incorporated

                          Moderncare of Lumberton, Inc.

                          Nebraska City S-C-H, Inc.

                          Omni Med B, Inc.

                          Pharmacy Corporation of America --
                          Massachusetts, Inc.

                          Pharmacy Dynamics Group, Inc.

                          Phymedsco, Inc.




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                          Resources Opportunities, Inc.

                          Spectra Rehab Alliance, Inc.

                          South Dakota - Beverly Enterprises, Inc.

                          TMD Disposition Company

                          Vantage Healthcare Corporation

                          AGI-Camelot, Inc.

                          AGI-McDonald County Health Care, Inc.

                          Beverly Enterprises - Arizona, Inc.

                          Beverly Enterprises - California, Inc.

                          Beverly Enterprises - Colorado, Inc.

                          Beverly Enterprises - Connecticut, Inc.

                          Beverly Enterprises - Garden Terrace, Inc.

                          Beverly Enterprises - Hawaii, Inc.

                          Beverly Enterprises - Idaho, Inc.

                          Beverly Enterprises - Illinois, Inc.

                          Beverly Enterprises - Indiana, Inc.

                          Beverly Enterprises - Kansas, Inc.

                          Beverly Enterprises - Kentucky, Inc.

                          Beverly Enterprises - Louisiana, Inc.

                          Beverly Enterprises - Michigan, Inc.

                          Beverly Enterprises - New Jersey, Inc.

                          Beverly Enterprises - Ohio, Inc.

                          Beverly Enterprises - Pennsylvania, Inc.

                          Beverly Enterprises - South Carolina, Inc.

                          Beverly Enterprises - Tennessee, Inc.

                          Beverly Enterprises - Texas, Inc.

                          Beverly Enterprises - Utah, Inc.




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                          Beverly Enterprises -  Virginia, Inc.

                          Beverly Enterprises - Washington, inc.

                          Beverly Enterprises - West Virginia, Inc.

                          Beverly Indemnity, Ltd.

                          Beverly Manor Inc. of Hawaii

                          Beverly Savana Cay Manor, Inc.

                          Columbia-Valley Nursing Home, Inc.

                          Computran Systems, Inc.

                          Continental Care Centers of Council
                           Bluffs, Inc.

                          Forest City Building, Inc.

                          Home Medical Systems, Inc.

                          Kenwood View Nursing Homes, Incorporated

                          Liberty Nursing Homes, Incorporated

                          Medical Arts Health Facility of
                           Lawrenceville, Inc.

                          Nursing Home Operators, Inc.

                          Peterson Health Care, Inc.

                          Pharmacy Corporation of America

                          Salem No. 1, Inc.

                          South Alabama Nursing Home, Inc.

                          American Transitional Care Centers of
                           Texas, Inc.

                          American Transitional Care Dallas-Ft.
                           Worth, Inc.

                          American Transitional Health Care, Inc.

                          American Transitional Hospitals, Inc.

                          American Transitional Hospitals of
                           Indiana, Inc.

                          American Transitional Hospitals of




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                           Oklahoma, Inc.

                          American Transitional Hospitals of
                           Tennessee, Inc.

                          ATH Del Oro, Inc.

                          ATH Heights, Inc.

                          ATH Tucson, Inc.

                          Beverly Enterprises Japan Limited

                          AdviNet, Inc.

                          Beverly Crest Corporation

                          Beverly Enterprises-Distribution Services,
                           Inc.

                          Hospice Preferred Choice, Inc.

                          Beverly Rehabilitation Services, Inc.

                          Synergos, Inc.

                          Synergos-Scottsdale, Inc.

                          Synergos-Pleasanthill, Inc.

                          Synergos-North Hollywood, Inc.


                                  By:
                                      ------------------------------

                                  Title:
                                         ---------------------------




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